UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2014 (April 4, 2014)

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Simon Property Group, Inc., (“we”, “us”, or the “Company”) approved, and recommended to the Board for approval, an amendment (the “April Amendment”)  to the Simon Property Group, L.P Amended and Restated 1998 Stock Incentive Plan, as amended (the “Plan”).  On April 4, 2014 the Board approved the April Amendment.  In February 2014, the Board approved an amendment to the Plan (the “February Amendment”) that had been approved and recommended to the Board for approval by the Committee.

The February Amendment (i) removed from the Plan certain language which was added in connection with an amendment in July 2011, (ii) required that grants of performance units be based on the attainment of specified performance goals over a performance cycle and consequently deleted a requirement that performance units based solely on completion of service must have a minimum period of service of 36 months, and (iii) provided that the maximum number of shares that may be subject to awards granted to any participant under the Plan during a calendar year shall not exceed 600,000. The April Amendment (i) further reduces the 600,000 annual share limit and provides that the maximum amount of shares that may be subject to awards granted to any participant, during calendar years commencing in 2015, shall not exceed 500,000; and (ii) reduces the aggregate number of shares reserved for issuance under the Plan by 1,000,000 shares (when compared to the Plan as approved by a vote of the Company’s stockholders in May 2012) from 17,300,000 to 16,300,000.

We have amended and restated the Plan in its entirety and such amended and restated Plan incorporates certain amendments to the Plan approved by a vote of the Company’s stockholders in May 2012, as well as the February Amendment and April Amendment (collectively, the “Current Plan”).  As further noted in our 2014 Proxy Statement dated April 8, 2014, we are seeking stockholder ratification and approval of the Current Plan.

This summary is qualified in its entirety by the full text of the Current Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Interested parties are encouraged to read the text of the Current Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Simon Property Group, L.P 1998 Stock Incentive Plan (Amended and Restated April 4, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 10, 2014

SIMON PROPERTY GROUP, INC.

By:	/s/ James M. Barkley
James M. Barkley
General Counsel and Secretary